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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           METRETEK TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)   Title of each class of securities to which
         transaction applies:
                             ---------------------------------------------------
    2)   Aggregate number of securities to which transaction
         applies:
                 ---------------------------------------------------------------

    3)   Per unit price or other underlying value of transaction
         computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                            ----------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:
                                                         -----------------------
    5)   Total fee paid:
                        --------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
                                ------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------------
    3)   Filing Party:
                      ----------------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------------

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
                           METRETEK TECHNOLOGIES, INC.
                                  1675 BROADWAY
                                   SUITE 2150
                             DENVER, COLORADO 80202


         ---------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2000

        ----------------------------------------------------------------


To the Stockholders of
Metretek Technologies, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Metretek Technologies, Inc. (the "Company") will be held at The Brown Palace Hotel, 321 17th Street, Denver, Colorado, on Thursday, June 15, 2000 at 2:00 p.m., local time, for the following purposes:

         1. To elect two directors to serve for a term of three years and until their successors are duly elected and qualified;

         2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only holders of record of the Company's Common Stock as of the close of business on April 28, 2000 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.


                                           By Order of the Board of Directors,

                                           Gary J. Zuiderveen
                                           Secretary

Denver, Colorado
May 11, 2000


================================================================================
                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
================================================================================

                           METRETEK TECHNOLOGIES, INC.
                                  1675 BROADWAY
                                   SUITE 2150
                             DENVER, COLORADO 80202

        ----------------------------------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2000

        ----------------------------------------------------------------

                   GENERAL SOLICITATION AND VOTING INFORMATION

PROXY SOLICITATION

         This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of Metretek Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at The Brown Palace Hotel, 321 17th Street, Denver, Colorado, on Thursday, June 15, 2000, at 2:00 p.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are being first mailed to stockholders on or about May 11, 2000.

         The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. The cost of the solicitation of proxies for use at the Annual Meeting will be borne by the Company.

VOTING RIGHTS AND PROCEDURES

         Only holders of record of the Company's Common Stock as of the close of business on April 28, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 5,164,723 shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

         Directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 (the "Auditors Proposal").

         Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions on a matter will be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the election of directors, and (ii) will have the same effect as votes against the Auditors Proposal. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, will have no effect on the outcome of the election of directors or the Auditors Proposal.

         If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting without voting instructions, it will be voted (i) FOR the election as directors of the persons named herein as nominees, and (ii) FOR the Auditors Proposal. If any other matters are properly presented at the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

         Any stockholder may revoke a proxy at any time before it is exercised, either by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 28, 2000 (except as otherwise noted in the footnotes) by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each current director and nominee for director of the Company, (iii) each of the Named Executive Officers (as defined in "Executive Compensation" below), and (iv) all current directors and executive officers of the Company as a group.

                                                                                    SHARES OF COMMON STOCK
                                                                                    BENEFICIALLY OWNED (1)
                                                                           --------------------------------------
NAME OF BENEFICIAL OWNER                                                    NUMBER           PERCENT OF CLASS (2)
------------------------                                                    ------           --------------------
DDJ Capital Management, LLC (3)...............................             1,405,612                 23.5
    141 Linden Street, Suite S-4
    Wellesley, Massachusetts  02482
Special Situations Funds (4)..................................               994,975                 17.5
    153 East 53rd Street
    New York, New York  10022
Kenneth B. Funsten (5)........................................               511,239                  9.6
    121 Outrigger Mall
    Marina del Ray, California  90292
Credit Suisse Asset Management, LLC (6).......................               468,538                  8.6
    153 East 53rd Street, 57th Floor
    New York, New York, 10022
American Meter Company (7)....................................               461,317                  8.7
    300 Welsh Road
    Horsham, Pennsylvania 19044
Famco Value Income Partners, L.P. (5).........................               275,300                  5.5
    121 Outrigger Mall
    Marina del Ray, California  90292
W. Phillip Marcum (8).........................................               224,823                  4.2
Albert F. Thomasson (9).......................................               135,384                  2.6
Stephen E. McGregor (10)......................................                71,250                  1.3
Robert Lloyd (11).............................................                61,915                  1.2
A. Bradley Gabbard (12).......................................                55,106                  1.1
Ronald W. McKee (13)..........................................                41,358                  0.8
Anthony D. Pell (14)..........................................                37,762                  0.7
Basil M. Briggs (15)..........................................                23,633                  0.5
Harry I. Skilton (16).........................................                14,386                  0.3
Kevin P. Collins (17).........................................                 7,250                  0.1
All current directors and executive officers
     as a group (9 persons)(18)...............................               599,361                 10.9

--------------------------------------

(1) For purposes of this table, the number and percent of class of shares of Common Stock beneficially owned is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the beneficial owner has sole or shared voting power or investment power and any shares that the beneficial owner has the right acquire within 60 days of April 28, 2000 through the exercise of any stock option, warrant or other right to acquire shares of Common Stock. In addition, such shares are deemed to be outstanding in calculating the percent of class of such beneficial owner, but are not deemed to be outstanding as to any other beneficial owner. Unless otherwise indicated in the footnotes, each beneficial owner has sole voting and investment power (or shares such power with his spouse) with respect to the shares shown as beneficially owned, subject to community property laws where applicable. The number of shares of Common Stock deemed to be beneficially owned because the beneficial owner owns shares of the Company's Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), is based upon the conversion rate of 168.5374 shares of Common Stock per share of Series B Preferred Stock in effect on April 28, 2000.

(2) The percent of class is based upon 5,164,723 shares of Common Stock outstanding as of April 28, 2000.

(3) Information based, in part, upon Amendment No. 3 to Schedule 13D filed with the Securities and Exchange Commission ("SEC") on April 11, 2000 by DDJ Capital Management, LLC, B III-A Capital Partners, L.P. and GP III-A, LLC. The shares of Common Stock are owned by B III-A Capital Partners (234,269 shares), the DDJ Canadian High Yield Fund (702,806 shares) and an account established for an institutional investor (468,537 shares). GP III-A is the general partner of, and DDJ is the investment manager for, B III-A Capital Partners. DDJ is also the investment manager for the account established for the institutional investor and the investment advisor to the DDJ Canadian High Yield Fund. Includes 300,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 50,000 shares are owned by B III-A Capital Partners, warrants to purchase 150,000 shares are owned by DDJ Canadian High Yield Fund, and warrants to purchase 100,000 shares are owned by the institutional account. Also includes 505,612 shares of Common Stock that may be acquired after June 9, 2000 upon the conversion of 3,000 shares of Series B Preferred Stock, of which 500 shares of Series B Preferred Stock convertible into 84,269 shares of Common Stock are owned by BIII-A Capital Partners, 1,500 shares of Series B Preferred Stock convertible into 252,806 shares of Common Stock are owned by DDJ Canadian High Yield Fund, and 1,000 shares of Series B Preferred Stock convertible into 168,537 shares of Common Stock are owned by the institutional account.

(4) Information based, in part, upon Schedule 13D filed with the SEC on March 8, 2000 by Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P., MGP Advisors Limited Partnership, AWM Investments Company, Inc., MG Advisors, L.L.C., SST Advisors, L.L.C., Austin W. Marxe and David M. Greenhouse. MGP Advisors is the general partner of and the investment advisor to the Special Situations Fund III. AWM Investments Company is the general partner of MGP Advisors and the general partner of and investment adviser to the Special Situations Cayman Fund. MG Advisers is the general partner of the Special Situations Private Equity Fund. SST Advisors is the general partner of the Special Situations Technology Fund. Austin W. Marxe and David M. Greenhouse are the officers, directors and members or principal shareholders of MG Advisors, MGP Advisors, AWM Investment Company and SST Advisors. The shares of Common Stock are owned by Special Situations Fund III (386,543 shares), Special Situations Private Equity Fund (262,669 shares), Special Situations Technology Fund (216,915 shares) and Special Situations Cayman Fund (128,848 shares). Includes 200,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 82,500 shares are owned by Special Situations Fund III, warrants to purchase 50,000 shares are owned by Special Situations Private Equity Fund, warrants to purchase 40,000 shares are owned by Special Situations Technology Fund, and warrants to purchase 27,500 shares are owned by Special Situations Cayman Fund. Also includes 337,075 shares of Common Stock that may be acquired after June 9, 2000 upon the conversion of 2,000 shares of Series B Preferred Stock, of which 825 shares of Series B Preferred Stock convertible into 139,043 shares of Common Stock are owned by Special Situations Fund III, 500 shares of Series B Preferred Stock convertible into 84,269 shares of Common Stock are owned by Special Situations Private Equity Fund, 400 shares of Series B Preferred Stock convertible into 67,415 shares of Common Stock are owned by Special Situations Technology Fund, and 275 shares of Series B Preferred Stock convertible into 46,348 shares of Common Stock are owned by Special Situations Cayman Fund.

(5) Information based, in part, upon Amendments No. 5 to Schedule 13D filed by Kenneth B. Funsten and by Famco Value Income Partnership L.P. ("Famco VIP") with the SEC on February 9, 2000, and Form 4 filed by Mr. Funsten with the SEC on February 10, 2000. Kenneth B. Funsten is the president and the portfolio manager of Funsten Asset Management Company. Funsten Asset Management Company is the general partner of Famco VIP. Mr. Funsten is a director of Famco Offshore, Ltd. Mr. Funsten holds sole voting and investment power over the securities owned by Famco VIP and Famco Offshore. The shares of Common Stock are owned by Mr. Funsten (200,914 shares), Famco VIP (261,135 shares) and Famco Offshore (49,190 shares). Includes 125,345 shares of Common Stock that may be acquired upon currently exercisable warrants, of which warrants to purchase 30,583 shares are owned by Mr. Funsten, warrants to purchase 80,800 shares are owned by Famco VIP, and warrants to purchase 13,962 shares are owned by Famco Offshore. Also includes 84,269 shares of Common Stock that may be acquired after June 9, 2000 upon the conversion of 500 shares of Series B Preferred Stock, of which 181 shares of Series B Preferred Stock convertible into 30,505 shares of Common Stock are owned by Mr. Funsten, 270 shares of Series B Preferred Stock convertible into 45,505 shares of Common Stock are owned by Famco VIP, and 49 shares of Series B Preferred Stock convertible into 8,259 shares of Common Stock are owned by Famco Offshore. Does not include 4,100 shares owned by an employee of Funsten Asset Management Company which cannot be sold or further added to without permission by Mr. Funsten by virtue of restrictions that are placed on securities transactions by employees of Funsten Asset Management Company, because Mr. Funsten has no investment or voting authority over the shares of the employee and Mr. Funsten expressly disclaims beneficial ownership of these shares.

(6) Credit Suisse Asset Management, LLC is the investment advisor for SEI Institutional Management Trust, Bost & Co., Warburg Pincus High Yield Fund, The Common Fund, CSAM Investment Trust - U.S. HYLD Series and SEI Global - High Yield Fixed Income Fund. The shares of Common Stock are owned by SEI Institutional Management Trust (140,561 shares), Bost & Co. (93,707 shares), Warburg Pincus High Yield Fund (70,281 shares), The Common Fund (70,281 shares), CSAM Investment Trust - U.S. HYLD Series (70,281 shares) and SEI Global - High Yield Fixed Income Fund (23,427 shares). Includes 100,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 30,000 shares are owned by SEI Institutional Management Trust, warrants to purchase 20,000 shares are owned by Bost & Co., warrants to purchase 15,000 shares are owned by Warburg Pincus High Yield Fund, warrants to purchase 15,000 shares owned by The Common Fund, warrants to purchase 15,000 shares are owned by CSAM Investment Trust - U.S. HYLD Series, and warrants to purchase 5,000 shares are owned by SEI Global - High Yield Fixed Income Fund. Also includes 168,538 shares of Common Stock that may be acquired after June 9, 2000 upon the conversion of 1,000 shares of Series B Preferred Stock, of which 300 shares of Series B Preferred Stock convertible into 50,561 shares of Common Stock are owned by SEI Institutional Management Trust, 200 shares of Series B Preferred Stock convertible into 33,707 shares of Common Stock are owned by Bost & Co., 150 shares of Series B Preferred Stock convertible into 25,281 shares of Common Stock are owned by Warburg Pincus High Yield Fund, 150 shares of Series B Preferred Stock convertible into 25,281 shares of Common Stock are owned by The Common Fund, 150 shares of Series B Preferred Stock convertible into 25,281 shares of Common Stock are owned by CSAM Investment Trust - U.S. HYLD Series, and 50 shares of Series B Preferred Stock convertible into 8,427 shares of Common Stock are owned by SEI Global - High Yield Fixed Income Fund.

(7) Information based, in part, upon Amendment No. 1 to Schedule 13D filed by American Meter Company ("American Meter") , as the successor in interest to its former subsidiary Eagle Research Corporation, with the SEC on February 29, 2000. Includes 136,263 shares that may be acquired upon the exercise of currently exercisable warrants.

(8) Includes 120,000 shares that may be acquired by Mr. Marcum upon the exercise of currently exercisable stock options and 18,965 shares that may be acquired by Mr. Marcum upon the exercise of currently exercisable warrants.

(9) Includes 2,338 shares held of record by Mr. Thomasson's wife and 32,858 shares held in family trusts. Also includes 22,213 shares that may be acquired by Mr. Thomasson upon the exercise of stock options exercisable on or within 60 days of April 28, 2000 and 33,199 shares that may be acquired by Mr. Thomasson or his wife or their family trusts upon the exercise of currently exercisable warrants.

(10) Includes 27,500 shares that may be acquired by Mr. McGregor upon the exercise of currently exercisable stock options and 8,750 shares that may be acquired by Mr. McGregor upon the exercise of currently exercisable warrants.

(11) Includes 18,165 shares that may be acquired by a family trust of which Mr. Lloyd and his wife are trustees upon the exercise of stock options exercisable on or within 60 days of April 28, 2000 and 5,000 shares that may be acquired by Mr. Lloyd upon the exercise of currently exercisable warrants.

(12) Includes 48,667 shares that may be acquired by Mr. Gabbard upon the exercise of currently exercisable stock options and 439 shares that may be acquired by Mr. Gabbard upon the exercise of currently exercisable warrants.

(13) Includes 29,167 shares that may be acquired by Mr. McKee upon the exercise of currently exercisable stock options and 2,638 shares that may be acquired by Mr. McKee upon the exercise of currently exercisable warrants.

(14) Includes 2,600 shares held by Mr. Pell's wife. Also includes 17,500 shares that may be acquired by Mr. Pell upon the exercise of currently exercisable stock options and 4,052 shares that may be acquired by Mr. Pell or his wife upon the exercise of currently exercisable warrants.

(15) Includes 22,588 shares owned by Mr. Briggs' wife. Also includes 952 shares that may be acquired by Mr. Briggs' wife upon the exercise of stock options exercisable on or within 60 days of April 28, 2000 and 93 shares that may be acquired by Mr. Briggs' wife upon the exercise of currently exercisable warrants.

(16) Includes 11,261 shares that may be acquired by Mr. Skilton upon the exercise of currently exercisable stock options and 625 shares that may be acquired by Mr. Skilton upon the exercise of currently exercisable warrants. Although Mr. Skilton is the President, Chief Executive Officer and a director of American Meter Company, no shares owned of record by American Meter have been attributed to Mr. Skilton's beneficial ownership. Mr. Skilton is not standing for re-election to the Board of Directors.

(17) Includes 5,000 shares that may be acquired by Mr. Collins upon the exercise of currently exercisable stock options.

(18)     See notes (8) through (17).

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of nine members. Eight of the members of the Board of Directors are elected by the holders of Common Stock and are divided into three classes, designated Class I, Class II and Class III, with members of each class serving staggered three year terms. The term of the two Class III directors expires at the Annual Meeting. Harry I. Skilton, who has served as a director of the Company since May 1998, is not seeking re-election to the Board of Directors. The Board of Directors has nominated Stephen E. McGregor to fill that directorship.

         In addition, the holders of the Company's Series B Preferred Stock voting separately as a class, are entitled to designate and elect one director of the Company to serve so long as at least 2,000 shares of Series B Preferred Stock remain outstanding. In March 2000, the holders of Series B Preferred Stock elected Kevin P. Collins as their designee to serve on the Board of Directors. Mr. Collins will continue to serve as a director at the pleasure of the holders of the Series B Preferred Stock.

         Two Class III directors are to be elected at the Annual Meeting, each to serve for a term of three years and until his successor is duly elected and qualified. The Board of Directors has nominated Anthony D. Pell and Stephen E. McGregor to be elected as Class III directors. Mr. Pell is currently serving as a director of the Company, and Mr. McGregor had previously served as a director of the Company from July 1993 until August 1997. All other members of the Board of Directors elected by the holders of Common Stock will continue in office until the expiration of their respective terms in 2001 or 2002, as indicated below, and until their respective successors are duly elected and qualified.

         The Class III directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If properly signed and returned to the Company at or prior to the Annual Meeting, the accompanying proxy card will be voted for the election of the nominees listed below, unless contrary instructions are specified. Although the Board of Directors has no reason to believe that any of the nominees listed below will decline or be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card intend to vote, unless the number of nominees or directors is reduced by the Board of Directors, for such other nominee or nominees as the Board of Directors may designate.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS LISTED BELOW AS "NOMINEES". PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

NOMINEES

         CLASS III - TERM EXPIRES IN 2003

         STEPHEN E. MCGREGOR, 51, served as a director of the Company from July 1993 until August 1997. From July 1997 until June 1999, Mr. McGregor was an Executive Vice President and the Chief Financial Officer of Key Energy Services, Inc. ("Key"), East Brunswick, New Jersey, an oil field service provider. From July 1995 until July 1997, he was Senior Advisor to BT Wolfensohn and its predecessor James D. Wolfensohn, Inc. Mr. McGregor was the President and a Member of Pacific Century Group LLC from September 1993 until July 1995. From 1982 until 1993 he was a partner, and from 1993 until March 1996 he was of counsel, in the law firm of Skadden, Arps, Slate, Meagher & Flom in its

Washington, D.C. and London, England offices. Mr. McGregor also served as Deputy Assistant Secretary for Oil and Gas Policy during the Carter Administration. Prior thereto he was counsel to the United States Senate Commerce Committee.

         ANTHONY D. PELL, 61, has served as a director of the Company since June 1994. Mr. Pell is a director of Rochdale Investment Management, Inc., New York, New York. He was the President and a co-owner of Pell, Rudman & Co., Boston, Massachusetts, an investment advisory firm, from 1981 until 1993, when it was acquired by United Asset Management Company, since which time he has served as a consultant. Mr. Pell was a director of Metretek, Incorporated ("Metretek Florida"), a wholly-owned subsidiary of the Company, from 1985 until Metretek Florida was acquired by the Company in March 1994. Mr. Pell was associated with the law firm of Coudert Brothers from 1966 to 1968 and with the law firm of Cadwalder, Wickersham and Taft from 1968 to 1972, specializing in estate and tax planning. In 1972, Mr. Pell joined Boston Company Financial Strategies, Inc. as a Vice President and was appointed a Senior Vice President in 1975.

CONTINUING DIRECTORS

         CLASS I - TERM EXPIRES IN 2001

         W. PHILLIP MARCUM, 56, a founder of the Company, has served as the President, Chief Executive Officer, Chairman of the Board and a director of the Company since its incorporation in April 1991. He also serves as the Chairman and Chief Executive Officer of each of the Company's wholly-owned subsidiaries. Mr. Marcum currently serves on the board of directors of one public corporation, Key, and one privately-held corporation, Test America, Inc., Asheville, North Carolina, a water analysis company.

         BASIL M. BRIGGS, 64, has served as a director of the Company since June 1991. He has been a practicing attorney in Detroit, Michigan since 1961, practicing law with Cox, Hodgman & Giarmarco, P.C., Troy, Michigan since January 1997. Mr. Briggs was of counsel with Miro, Weiner & Kramer, P.C., Bloomfield Hills, Michigan, from 1987 through 1996. He was the President of Briggs & Williams, P.C., Attorney at Law, from 1977 through 1986. Mr. Briggs was the Secretary of Patrick Petroleum Company ("Patrick Petroleum") from 1984, and a director of Patrick Petroleum from 1970, until Patrick Petroleum was acquired by Goodrich Petroleum Company ("Goodrich Petroleum"), an oil and gas company, in April 1995. Since August 1995, Mr. Briggs has been a director of Goodrich Petroleum.

         ROBERT LLOYD, 61, has served as a director of the Company since July 1993. He currently manages his personal investments. From 1988 to 1989 he was an Executive Director of Interallianz London Limited, the wholly-owned corporate finance subsidiary of Interallianz Bank Zurich A.G. Mr. Lloyd formerly held several positions with Drexel Burnham Lambert Inc. and affiliates, including Managing Director and Senior Corporate Finance Officer in Europe.

         CLASS II - TERM EXPIRES IN 2002

         A. BRADLEY GABBARD, 45, a founder of the Company, has served as a director and executive officer of the Company since its incorporation in April 1991. Mr. Gabbard has served as the Executive Vice President of the Company since July 1993, and the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also served as the Vice President and the Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of each of the Company's wholly-owned subsidiaries. From October 1990 to February 1991, Mr. Gabbard was employed by Boettcher & Company, serving as Vice President in its research department. In 1987, Mr. Gabbard joined Great Horn, Inc., a privately held New York based investment corporation, as its Vice President in charge of western oil and gas investment activities. In 1988, Great Horn acquired a controlling interest in Premier Resources, Ltd. ("Premier"), Denver, Colorado, and appointed Mr. Gabbard as the Executive Vice President and Chief Operating Officer, where he served until the sale of Premier in 1990. From 1981 to 1987, Mr. Gabbard was employed by Search Drilling Company, Wichita, Kansas, a privately held oil and gas company, initially serving as its Vice President of Finance, and later as an Executive Vice President. From 1976 to 1981, Mr. Gabbard was employed in the Oklahoma City office of Ernst and Whinney (now Ernst and Young), principally serving clients in the oil and gas industry. Mr. Gabbard is a certified public accountant.

         RONALD W. MCKEE, 52, has served as a director of the Company since August 1997 and has served as the President and Chief Operating Officer of Metretek Florida since September 1995. Mr. McKee had previously served as the Vice President of Marketing of Metretek Florida since he joined Metretek Florida in 1989. From 1970 to 1989, Mr. McKee held various sales and marketing management positions with Rockwell International, Pittsburgh, Pennsylvania and became the general sales and marketing manager for Rockwell International's plug valve business unit in 1987.

         ALBERT F. THOMASSON, 58, has served as a director of the Company since March 1994. Mr. Thomasson was a director of Metretek Florida from 1981 until it was acquired by the Company in March 1994. For the past five years, Mr. Thomasson has been President of AFT Corporation, which provides management consulting services to selected businesses in the

Birmingham, Alabama area; President of AFTCO Properties, Inc. and Brookhaven Properties III, Inc., which are engaged in residential real estate development in the Birmingham area; President of Thomasson, Coal & Coke, Inc., which is a manufacturer of alloy block for foundries until it merged into AFT Corporation in 1996; Managing General Partner of Opto Oil and Gas Company, which owns working interests in oil and gas fields; and Chairman of the Board of Daily Access Concepts, Inc., Mobile, Alabama, which provides fully automated recordkeeping and trading services for qualified retirement plans.

         SERIES B PREFERRED STOCK DIRECTOR

         KEVIN P. COLLINS, 49, has served as a director of the Company since March 2000. Mr. Collins has been a Managing Member of The Old Hill Company LLC, Westport, Connecticut, which provides corporate financial and advisory services, since 1997. From 1992 to 1997, he served as a principal of JHP Enterprises, Ltd., and from 1985 to 1992, as Senior Vice President of DG Investment Bank, Ltd., both of which were engaged in providing corporate finance and advisory services. Mr. Collins has served as a director of Key since March 1996; a director of The Penn Traffic Company, Syracuse, New York, a food retailer, since June 1999; and a director of London Fog Industries, Inc, Eldesburg, Maryland, an outerwear designer and distributor, since 1999. Mr. Collins also serves as the director of one privately-held company, Avanti Petroleum, Inc., a convenience chain store.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held nine meetings during 1999. During 1999, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period that he served as a director) and the total number of meetings of committees of the Board of Directors on which he served (during the period that he served).

         The Board of Directors has a standing Audit Committee and Compensation Committee, but no standing nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors.

         The Audit Committee currently consists of Messrs. Lloyd, Pell and Thomasson. The Audit Committee formally met one time during 1999, and also met informally several other times. The function of the Audit Committee is to recommend the appointment of the independent auditors, to review the nature and scope of the services of the independent auditors, to confer with the independent auditors and to review the results of their audit and the Company's internal accounting controls, and to provide assistance to the Board of Directors with respect to the corporate and reporting practices of the Company.

         The Compensation Committee currently consists of Messrs. Briggs, Pell and Skilton. The Compensation Committee formally met three times during 1999, and also met informally several other times. The function of the Compensation Committee is to make recommendations to the Board of Directors regarding compensation to be paid to the Company's executive officers.


                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The executive officers and certain other key employees of the Company and its subsidiaries are as follows:

         W. PHILLIP MARCUM, 56, a founder of the Company, has served as the President, Chief Executive Officer, Chairman of the Board and a director of the Company since April 1991. He also serves as the Chairman and Chief Executive Officer of each of the Company's wholly-owned subsidiaries.

         A. BRADLEY GABBARD, 45, a founder of the Company, has served as an executive officer and director of the Company since April 1991. He has served as the Executive Vice President of the Company since July 1993 and the Chief Financial Officer and Treasurer of the Company from April 1991 until July 1993 and since 1996. He also served as the Vice President and Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of each of the Company's wholly-owned subsidiaries.

         RONALD W. MCKEE, 52, has served as the President and Chief Operating Officer of Metretek Florida since September 1995 and a director of the Company since August 1997. Mr. McKee had previously served as the Vice President of Marketing of Metretek Florida since joining Metretek Florida in 1989. From 1970 to 1989, Mr. McKee held various sales and marketing management positions with Rockwell International, Pittsburgh, Pennsylvania and became the general sales and marketing manager for Rockwell International's plug valve business unit in 1987.

         WOOD A. BREAZEALE, JR., 70, has served as the President, Chief Operating Officer and a director of Southern Flow Companies, Inc., a wholly-owned subsidiary of the Company, since May 1993. Mr. Breazeale was formerly the President and

Chief Operating Officer of the Southern Flow Companies, a division of Homco International, Inc., and a Vice President of Homco International, Inc. from 1979 until the Company purchased the assets of the Southern Flow Companies division in April 1993. Mr. Breazeale founded Southern Flow Companies in 1953.

         GARY J. ZUIDERVEEN, 41, has served as the Controller of the Company since May 1994 and the Secretary and Principal Accounting Officer of the Company since August 1996. Since September 1999, he has also served as the Controller and Secretary, and since March 2000 as the Principal Accounting Officer, of PowerSpring, Inc. ("PowerSpring"), the Company's Internet-based energy services subsidiary. From June 1992 until May 1994, Mr. Zuiderveen was the General Accounting Manager at the University Corporation for Atmospheric Research in Boulder, Colorado. From 1983 until June 1992, Mr. Zuiderveen was employed in the Denver, Colorado office of Deloitte & Touche LLP, providing accounting and auditing services to clients primarily in the manufacturing and financial services industries and serving in the firm's national office accounting research department.

         JOHN A. HARPOLE, 40, has served as the Executive Vice President, Chief Operating Officer and a director of PowerSpring since March 2000. From May 1994 until March 2000, when PowerSpring acquired Mercator Energy Incorporated ("Mercator"), Mr. Harpole was the President, sole director and sole shareholder of Mercator. From 1991 until May 1994, Mr. Harpole was a Vice President of Alta Energy Corporation. From 1982 to 1991, Mr. Harpole held various positions with Ladd Petroleum Corporation, a subsidiary of General Electric Corporation.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth the total compensation that the Company paid or accrued for services rendered to the Company in all capacities during the last three fiscal years by its Chief Executive Officer and by its two other executive officers (the "Named Executive Officers") whose total salary and bonus exceeded $100,000 in the fiscal year ended December 31, 1999 ("fiscal 1999"):

                                                  SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                                                                           AWARDS
                                                                                           ------
                                                        ANNUAL COMPENSATION(1)           SECURITIES
                                                      --------------------------         UNDERLYING              ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR       SALARY($)         BONUS($)        OPTIONS(#)(2)       COMPENSATION($)(3)
---------------------------                ----       ---------         --------        -------------       ------------------
W. Phillip Marcum......................    1999        $210,000         $     0                  0               $6,400
   President and Chief                     1998         200,000               0            120,000(4)             6,436
   Executive Officer                       1997         175,250          31,395             50,000                6,127

A. Bradley Gabbard.....................    1999         152,500               0             12,500(5)             5,826
   Executive Vice                          1998         145,000               0             44,500(4)             6,249
   President and Chief                     1997         127,292          24,225             25,000                5,877
   Financial Officer

Ronald W. McKee........................    1999         121,010               0             12,500(5)             4,318
   President of Metretek,                  1998         130,000               0             25,000(4)             4,102
   Incorporated                            1997         100,000          19,380             12,250                3,829

---------------------

(1) Excludes perquisites and other personal benefits, if any, which were less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) The number of securities underlying options has been adjusted to reflect the one-to-four reverse split of the Common Stock effected on July 6, 1998.

(3) Includes amounts paid or accrued on behalf of the Named Executive Officers in 1999 for (i) matching contributions under the Company's 401(k) plan of $5,000 for Mr. Marcum, $4,567 for Mr. Gabbard and $3,630 for Mr. McKee; (ii) premiums for group term life insurance of $936 for Mr. Marcum, $795 for Mr. Gabbard and $346 for Mr. McKee; and (iii) premiums for long-term disability insurance of $464 for Mr. Marcum, $464 for Mr. Gabbard and $342 for Mr. McKee.

(4) Includes options originally granted prior to 1998 (120,000 to Mr. Marcum, 44,500 to Mr. Gabbard and 12,500 to Mr. McKee) that were cancelled and regranted pursuant to a stock option repricing in 1998.

(5) These options vest in three equal annual installments: one-third on date of grant, one-third on the first anniversary of the grant date and one-third on the second anniversary of the grant date.

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL ARRANGEMENTS AND OTHER COMPENSATION ARRANGEMENTS

         In December 1991, the Company entered into employment agreements, which have been amended several times, with W. Phillip Marcum, its President, Chief Executive Officer and Chairman of the Board, and A. Bradley Gabbard, its Executive Vice President and Chief Financial Officer. These employment agreements were most recently amended effective January 1, 2000 to provide for an extension of the employment term until December 31, 2003 for Mr. Marcum and until December 31, 2001 for Mr. Gabbard, each with automatic additional one-year renewal periods when the term expires unless either party gives six months prior written notice of termination. The base salaries under these employment agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $295,000 for Mr. Marcum and $175,000 for Mr. Gabbard. In addition to the base annual compensation, the employment agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Company's Compensation Committee, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of the assets of the Company or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required. As amended, the employment agreements with Messrs. Marcum and Gabbard provide that if the employment period expires without being renewed, then the executive is entitled to receive a lump-sum severance payment equal to 12 months, for Mr. Marcum, and six months, for Mr. Gabbard, of his then base salary, and continued participation in all insurance plans of the Company for such additional period. The employment agreements also contain certain restrictions on each executive's ability to compete, use of confidential information and use of inventions and other intellectual property.

         As amended, the employment agreements with Messrs. Marcum and Gabbard also include "change in control" provisions designed to provide for continuity of management in the event of a change in control of the Company. The agreements provide that if within three years after a change in control, the executive is terminated by the Company for any reason other than for "cause", or if the executive terminates his employment for "good reason" (as such terms are defined in the employment agreements), then the executive is entitled to receive a lump-sum severance payment equal to two times, for Mr. Marcum, and one times, for Mr. Gabbard, the amount of his then annual base salary, together with certain other payments and benefits, including continued participation in all insurance plans of the Company for a period of two years for Mr. Marcum and one year for Mr. Gabbard. Under these employment agreements, a "change in control" will be deemed to have occurred only if: (1) any person or group becomes the beneficial owner of 50% or more of the Company's Common Stock; (2) a majority of the Company's present directors are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors; (3) the Company approves a merger, consolidation, reorganization or combination, other than one in which the voting securities of the Company outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or of the surviving corporation following such a transaction and the directors of the Company prior to the transaction continue to represent a majority of the directors of the Company or of the surviving corporation following such transaction; or (4) the Company approves a sale of all or substantially all of its assets.

STOCK OPTION GRANTS

         The following table sets forth certain information with respect to stock options granted during fiscal 1999 to the Named Executive Officers. The Company did not grant any stock appreciation rights, alone or in tandem with stock options, in fiscal 1999.

                                            OPTION GRANTS IN LAST FISCAL YEAR

                                                                  INDIVIDUAL GRANTS
                                   -------------------------------------------------------------------------------------
                                                                % OF TOTAL
                                    NUMBER OF SECURITIES      OPTIONS GRANTED
                                         UNDERLYING           TO EMPLOYEES IN         EXERCISE             EXPIRATION
NAME                               OPTIONS GRANTED (#)(1)     FISCAL YEAR (2)       PRICE ($)(3)            DATE (4)
----                               ----------------------     ---------------       ------------            --------
W. Phillip Marcum...............                0                        0%             N/A                   N/A

A. Bradley Gabbard.............            12,500                      8.9%            $4.63           September 7, 2009

Ronald W. McKee................            12,500                      8.9%            $4.63           September 7, 2009

---------------------

(1) The options in this table are incentive stock options granted under the Company's 1998 Stock Incentive Plan. All options have ten year terms from the date of initial grant and vest in three equal installments: one-third upon grant, one-third after one year and one-third after two years.

(2)      Based upon 141,000 options granted during 1999 to employees.

(3) The exercise price of the option is the fair market value of the Common Stock on the date of grant, based upon the last sale price of the Common Stock on such date as reported on the Nasdaq National Market.

(4) These options may terminate before their terms expire due to the termination of the optionee's employment or the optionee's disability or death.

STOCK OPTION EXERCISES AND VALUES

         The following table sets forth information with respect to stock options held by the Named Executive Officers on December 31, 1999. The Named Executive Officers did not exercise any stock options during 1999.

                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                                                   AT FISCAL YEAR-END (#)            FISCAL YEAR-END ($)(1)
                                              ------------------------------       ---------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
----                                            -----------   -------------        -----------   -------------
W. Phillip Marcum...........................      120,000             0              $330,000      $      0

A. Bradley Gabbard..........................       48,667         8,333               122,875         1,000

Ronald W. McKee.............................       29,167         8,333                69,750         1,000

---------------------

(1) For purposes of this table, the value of unexercised in-the-money options is calculated based upon the difference between $4.75, the closing sale price of the Common Stock on December 31, 1999 as reported on the Nasdaq National Market, and the option exercise price.

DIRECTOR COMPENSATION

         Directors who are also officers or employees of the Company or any of its subsidiaries do not receive any additional compensation for serving on the Board of Directors. All directors are reimbursed for out-of-pocket costs of attending meetings of the Board of Directors and its committees. Directors who are not officers or employees of the

Company or any of its subsidiaries ("Non-Employee Directors") currently receive a fee of $1,000 for attendance at each meeting of the Board of Directors. Non-Employee Directors also receive stock options. Until June 1998, these options were granted under the Company's Directors' Stock Option Plan (the "Directors' Plan"). Since June 1998, these options have been granted under the Company's 1998 Stock Incentive Plan (the "1998 Plan"). Under the formula for these stock option grants, each person who is first elected or appointed to serve as a Non-Employee Director is automatically granted an option to purchase 5,000 shares of Common Stock. On the date of the Annual Meeting of Stockholders each year, each Non-Employee Director (who has been such for at least six months) is automatically granted an option to purchase 2,500 shares of Common Stock. All options vest and become exercisable immediately upon grant. Additional non-formula options can be granted to Non-Employee Directors under the 1998 Plan in the discretion of the Board of Directors.

         Each Non-Employee Director has the right to irrevocably elect on an annual basis in advance to receive additional stock options under the 1998 Plan ("Meeting Options") in lieu of cash fees for attending meetings of the Board of Directors. The Meeting Options are granted on the date of each Annual Meeting of Stockholders and vest in 25% increments on the date of each of the subsequent four regular quarterly meetings of the Board of Directors attended by such Non-Employee Director. The number of shares of Common Stock exercisable upon the exercise of Meeting Options are such that the value of the stock options granted is equal to the amount of fees waived.

         All options granted to Non-Employee Directors are nonqualified stock options exercisable at a price equal to the fair market value of the Common Stock on the date of grant and have ten year terms, subject to earlier termination in the event of the termination of the optionee's status as a director or the optionee's death. Options typically remain exercisable for one year after a Non-Employee Director dies and for that number of years after a Non-Employee Director leaves the Board of Directors (for any reason other than death or removal for cause) equal to the number of full or partial years that the Non-Employee Director served as a director, but not beyond the ten year term of the option. On October 6, 1998, the exercise price of all options then outstanding to Non-Employee Directors under the Directors' Plan and under the 1998 Plan was reduced to $2.00 per share, the closing sale price of the Common Stock as reported on the Nasdaq National Market on such date. As of December 31, 1999, options to purchase 92,500 shares of Common Stock were outstanding to Non-Employee Directors under the Directors' Plan and options to purchase 34,209 shares of Common Stock were outstanding to Non-Employee Directors under the 1998 Plan, at exercise prices ranging from $1.75 to $2.00 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 1997, Marcum Gas Transmission, Inc. ("MGT"), a wholly-owned subsidiary of the Company, sold one-third of its preferred and performance share interests and one-third of its interest in future management and administrative fees in two business trusts to Odessa Exploration Incorporated ("Odessa"), a subsidiary of Key. Odessa paid MGT $700,000 for its interest, a mutually agreed reduction from an initial purchase price amount of $1,000,000. W. Phillip Marcum, the Chairman of the Board, President and Chief Executive Officer of the Company, and Kevin P. Collins, are directors of both the Company and Key, although Mr. Collins was not a director of the Company at the time of the transaction. In addition, at the time of the transaction, Stephen E. McGregor, a nominee for director of the Company, was an Executive Vice President and the Chief Financial Officer of Key, although at that time he was not a director or officer of the Company.

         On May 4, 1998, in connection with the Company's acquisition, through Metretek Florida, of certain assets of a subsidiary of American Meter, Metretek Florida entered into a license agreement with American Meter, for the license by American Meter and its subsidiaries to Metretek Florida of certain operating software, and the development, manufacture and sale by Metretek Florida to American Meter of certain electronic components and related equipment pertaining to electronic temperature and pressure correction to be embedded within certain new rotary and turbine meters of American Meter. The license agreement also grants to American Meter and its affiliates the right to sell Metretek Florida products in the United States and Canada at certain agreed-upon prices. Subsequent to the acquisition, Metretek Florida and American Meter entered into an international sales agreement, pursuant to which American Meter and its affiliates have the non-exclusive right to sell Metretek Florida products internationally. Harry I. Skilton, the President, Chief Executive Officer and a director of American Meter, became a member of the Board of Directors in May 1998 in connection with this acquisition. During fiscal 1998 and 1999, the Company recorded revenues of approximately $522,000 and $593,000 with respect to sales to American Meter under the license agreement and the international sales agreement. The terms of the license agreement and the international sales agreement were the result of arms-length negotiations between the parties.

         Each material transaction between the Company or any of its subsidiaries and any related party is approved by a majority of the members of the Board of Directors who are disinterested in the transaction.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2000. Deloitte & Touche LLP has served as the Company's independent auditors since 1991, the Company's first fiscal year. Services provided to the Company by Deloitte & Touche LLP during fiscal 1999 included the audit of the Company's consolidated financial statements, services related to filings of reports with the SEC, preparation of tax returns and consultation in connection with various accounting and tax matters. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

         Stockholder ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors is not required. However, the Board of Directors is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of Deloitte & Touche LLP, then the Audit Committee and the Board of Directors will reconsider the appointment. Even if the appointment is ratified by the stockholders, the Audit Committee and the Board of Directors may, in their discretion, appoint different independent auditors for fiscal 2000 at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                                  ANNUAL REPORT

         THE COMPANY'S 1999 ANNUAL REPORT, WHICH CONTAINS THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND INCLUDES THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR FISCAL 1999, ACCOMPANIES THIS PROXY STATEMENT BUT IS NOT A PART OF THIS PROXY STATEMENT OR THE COMPANY'S PROXY SOLICITATION MATERIALS. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ADDITIONAL COPIES (WITHOUT EXHIBITS) OF ITS ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1999 TO ANY STOCKHOLDER UPON RECEIPT OF A WRITTEN REQUEST, ADDRESSED TO METRETEK TECHNOLOGIES, INC., 1675 BROADWAY, SUITE 2150, DENVER, COLORADO 80202,
ATTENTION: SECRETARY.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and beneficial owners of more than 10% of the outstanding Common Stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC, and to furnish the Company with copies of all such reports that they file. Based solely upon its review of the copies of such forms received by the Company, the Company believes that, during 1999, all reports required by Section 16(a) to be filed by such persons were timely filed, except for one report regarding a stock option exercise filed late by Mr. Briggs.

                              STOCKHOLDER PROPOSALS

         Stockholders of the Company may submit proper proposals for consideration at the Company's annual meetings of stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company's By-Laws. In order to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company on or before January 3, 2001, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act ("Rule 14a-8"). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2001 Annual Meeting.

         In addition, the Company's By-Laws establish an advanced notice procedure that stockholders must follow in order to nominate directors or to bring other business before an annual meeting of stockholders without complying with Rule 14a-8.

These advance notice procedures require that, among other things, notice of a director nomination or other business must be submitted in writing to the Secretary of the Company not less than 45 days nor more than 150 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior annual meeting, unless the date of the annual meeting is changed by more than 30 days from the anniversary of the date of the prior annual meeting. For director nominations or other business to be properly brought before the 2001 Annual Meeting, a stockholder must deliver written notice to the Secretary of the Company no sooner than December 1, 2000 and no later than March 15, 2001; provided, however, that if the date of the 2001 Annual Meeting is changed by more than 30 days from the date of the 2000 Annual Meeting, notice must be received not later than the later of 75 days before the date of the 2001 Annual Meeting or 10 days following the date on which public announcement of the date of the 2001 Annual Meeting is first made. The notice must contain the information specified in the By-Laws concerning the matters to be brought before such annual meeting and concerning the stockholder proposing such matters, including the name, address, number of shares beneficially owned and any material interest of the stockholder making the proposal. Notice of a director nomination must include information on various matters regarding the nominee, including the nominee's name, age, business and residence address, principal occupation and security holdings and any arrangements between the stockholder and the nominee. Notice of other business must include a description of the proposed business, the reasons therefor and other specified matters. A copy of the relevant provisions of the Company's By-Laws may be obtained by a stockholder without charge upon written request to the Secretary of the Company.

         All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, must be sent to Metretek Technologies, Inc., 1675 Broadway, Suite 2150, Denver, Colorado 80202, attention: Secretary. Any stockholder proposal must also comply with all other applicable provisions of the Company's Second Restated Certificate of Incorporation and By-Laws, the Exchange Act, including the rules and regulations thereunder, and Delaware law. The Chairman of the meeting may exclude any stockholder proposal that is not in compliance with the foregoing requirements. If the Chairman does not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors of the Company for the 2001 Annual Meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any such proposal submitted outside of Rule 14a-8.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card in accordance with their best judgment.


                                        By Order of the Board of Directors

                                        Gary J. Zuiderveen
                                        Secretary

May 11, 2000
Denver, Colorado

PROXY                      METRETEK TECHNOLOGIES, INC.                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 15, 2000

The undersigned stockholder of Metretek Technologies, Inc., a Delaware corporation (the "Company"), hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, with full power and substitution (the "proxies"), as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") called to be held on Thursday, June 15, 2000, at 2:00 p.m., local time, at The Brown Palace Hotel, 321 17th Street, Denver, Colorado, and at any adjournments or postponements thereof, as follows:

1. To elect two (2) directors of the Company to serve for a term of three years and until their successors are duly elected and qualified.

     [ ] FOR all nominees listed below (except as marked to the contrary below).

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                  Stephen E. McGregor           Anthony D. Pell

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:)

     ---------------------------------------------------------------------------

2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

                 [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

3. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH ITEM


The shares represented by this proxy card when properly executed will be voted as specified. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ITEMS 1 AND 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. All proxies previously given are hereby revoked. Receipt of the accompanying Proxy Statement is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                          Date:
                                               ---------------------------------

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Additional Signature (if shares are
                                          held jointly)

INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.

           [ ] Please check this box if you are planning to attend the
                         Annual Meeting of Stockholders.